UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

STRONG GLOBAL ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41688	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5960 Fairview Road, Suite 275 Charlotte, NC	28210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 471-6784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Voting Shares, without par value	SGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Strong Global Entertainment, Inc. (the “Company”) entered into an Underwriting Agreement dated as of May 15, 2023 (the “Underwriting Agreement”), with ThinkEquity LLC, as representative (the “Representative”) of the underwriters named therein (collectively, the “Underwriters”), in connection with its initial public offering (“IPO”). The Company previously filed the form of Underwriting Agreement as an exhibit to its Registration Statement on Form S-1, as amended (File No. 333-264165) (the “Registration Statement”). On May 15, 2023, the Company announced the pricing of its IPO of 1,000,000 shares of Class A Common Voting Shares, without par value (the “Common Shares”) for a price of $4.00 per share, less certain underwriting discounts and commissions. The Company also granted the Underwriters a 45-day option to purchase up to 150,000 additional Common Shares of the Company on the same terms and conditions for the purpose of covering any over-allotments in connection with the IPO.

The IPO closed on May 18, 2023 and was made pursuant to the Registration Statement, which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 15, 2023. A final prospectus describing the terms of its IPO was filed with the SEC on May 16, 2023 and is available on the SEC’s website located at http://www.sec.gov.

On May 18, 2023, the Company issued to the Representative or its designees, warrants to purchase up to an aggregate of 50,000 Common Shares (5% of the Common Shares sold in the IPO). These warrants are exercisable at $5.00 per share, which represents 125% of the public offering price per share in the IPO. The warrants are exercisable at any time and from time to time, in whole or in part, commencing on November 13, 2023, 180-days from the effective date of the Registration Statement, and expiring on May 15, 2028, five years following the effective date of the Registration Statement. A copy of the form of the warrant is attached as Exhibit 4.1 hereto and incorporated herein by reference.

The net proceeds to the Company from its IPO are approximately $1.4 million, after deducting underwriting commissions and offering expenses. The Company intends to use the net proceeds from its IPO for general corporate purposes, which may include (i) working capital, (ii) capital expenditures, including those related to bringing the Company’s facility in Joliette, Quebec, Canada (the “Joliette Plant”) into compliance with certain codes and environmental permits, and a potential expansion of the Joliette Plant, (iii) operational purposes and (iv) potential acquisitions in complementary businesses.

On May 18, 2023, the Company (including its subsidiaries) entered into various agreements that govern the separation of the entertainment business from FG Group Holdings Inc. (“FG Group Holdings”) and its contribution to the Company (the “Separation”). These agreements took effect immediately prior to the closing of the IPO and provide for, among other things, the contribution: (i) from Strong/MDI Screen Systems, Inc. (“Strong/MDI”), a company incorporated under the laws of Quebec, Canada, to Strong/MDI Screen Systems, Inc. a company incorporated under the laws of British Columbia (“Strong Entertainment Subco”) of assets comprising Strong/MDI’s operating business, except the Joliette Plant and the installment 20-year loan collateralized by the Joliette Plant, pursuant to the Master Asset Purchase Agreement; (ii) from FG Group Holdings to Strong Technical Services, Inc. (“STS”) of a limited number of contracts and intellectual property used in the entertainment business, pursuant to an asset transfer agreement between FG Group Holdings and STS; and (iii) of 100% of the outstanding Common Shares of Strong Entertainment Subco and 100% of the outstanding shares of capital stock of STS through certain share transfer agreements between FG Group Holdings and Strong/MDI and Strong/MDI and the Company. In addition to the above contributions, Strong/MDI has committed under the Master Asset Purchase Agreement, to lease the Joliette Plant to Strong Entertainment Subco under a long term lease agreement (fifteen (15) year lease, with the option of Strong Entertainment Subco to renew for five (5) consecutive periods of five years each, with a right of first refusal to purchase the Joliette Plant in the event that Strong/MDI wishes to sell the property to a third-party in the future).

These agreements, forms of which were previously filed as exhibits to the Registration Statement, include:

●	a master asset purchase agreement, dated May 18, 2023, by and between Strong/MDI and Strong Entertainment Subco, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;
●	a confirmatory of ownership assignment of intellectual property, dated May 18, 2023, by and between Strong/MDI and Strong Entertainment Subco, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;
●	an asset transfer agreement, dated May 18, 2023, between FG Group Holdings and STS, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;
●	a patent assignment, dated May 18, 2023, between FG Group Holdings and STS, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;
●	a management services agreement, dated May 18, 2023, by and among the Company and FG Group Holdings, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and
●	a lease agreement, dated May 18, 2023, by and between Strong/MDI and Strong Entertainment Subco, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

As a result of the transactions noted above, the Company leases the Joliette Plant under a long-term lease, and acquired all of the assets and liabilities related to the screen manufacturing business held by Strong/MDI and/or FG Group Holdings and all of the shares of STS. In exchange, the Company has issued to Strong/MDI additional 5,999,999 Common Shares and 100 Class B Limited Voting shares (“Class B Shares”).

The Company also issued 143,823 Common Shares to its directors and officers to settle the restricted stock units immediately vested upon completion of the IPO. As of May 18, 2023, the Company has 7,143,823 Common Shares and 100 Class B Shares outstanding. As a result, FG Group Holdings continues to control a majority of the voting power of the Company’s Common Shares eligible to vote in the election of the Company’s directors. In addition, FG Group Holdings indirectly owns all of the Company’s issued and outstanding Class B Shares which provide the holders thereof certain board appointment rights.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an underwriting agreement, dated May 15, 2023, by and among the Company, FG Group Holdings, Strong/MDI and ThinkEquity LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;
●	an employment agreement, dated May 18, 2023, by and between STS and Mark D. Roberson, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;
●	an employment agreement, dated May 18, 2023, by and between STS and Todd R. Major, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;
●	an employment agreement, dated May 18, 2023, by and between STS and Ray F. Boegner, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference; and
●	indemnity agreements, dated May 17, 2023, by and between the Company and each of the Company’s directors and officers, a form of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements that involve risks and uncertainties, such as statements related to the use of proceeds from the IPO, as well as other risks detailed from time to time in the Company’s filings with the SEC.

The foregoing does not purport to be a complete description of each of the agreements described in this Form 8-K, and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, and 10.10, respectively, to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On May 15, 2023, the Company issued a press release announcing the pricing of the IPO. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. On May 18, 2023, the Company issued a press release announcing the closing of the IPO. A copy of this press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated May 15, 2023, by and among Strong Global Entertainment, Inc., FG Group Holdings Inc., Strong/MDI Screen Systems, Inc. and ThinkEquity LLC.
4.1	Form of Representative’s Warrants (included in Exhibit 1.1).
10.1†	Master Asset Purchase Agreement dated May 18, 2023, between Strong/MDI Screen Systems, Inc. and Strong/MDI Screen Systems, Inc.
10.2†	Confirmatory of Ownership Assignment of Intellectual Property dated May 18, 2023, between Strong/MDI Screen Systems, Inc. and Strong/MDI Screen Systems, Inc.
10.3†	Asset Transfer Agreement dated May 18, 2023 between FG Group Holdings Inc. and Strong Technical Services, Inc.
10.4†	Patent Assignment dated May 18, 2023 between FG Group Holdings Inc. and Strong Technical Services, Inc.
10.5†	Management Services Agreement dated May 18, 2023, by and between FG Group Holdings Inc. and Strong Global Entertainment, Inc.
10.6	Lease Agreement dated May 18, 2023 by and between Strong/MDI Screen Systems, Inc. and Strong/MDI Screen Systems, Inc.
10.7+	Employment Agreement dated May 18, 2023, by and between Strong Technical Services, Inc. and Mark D. Roberson.
10.8+	Employment Agreement dated May 18, 2023, by and between Strong Technical Services, Inc. and Todd R. Major.
10.9+	Employment Agreement dated May 18, 2023, by and between Strong Technical Services, Inc. and Ray F. Boegner.
10.10	Form of Indemnity Agreement, dated as of May 18, 2023, by and between Strong Global Entertainment, Inc. and each of Strong Global Entertainment, Inc.’s directors and officers.
99.1	Press Release dated May 15, 2023.
99.2	Press Release dated May 18, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

+ Indicates management contract or compensatory plan.

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONG GLOBAL ENTERTAINMENT, INC.

Date: May 19, 2023	By:	/s/ Todd R. Major
	Name:	Todd R. Major
	Title:	Chief Financial Officer